

                                                                                                     EXHIBIT 99(i)
                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                          Mar. 29,
   (dollars in millions)                                                                                     2002
   -------------------------------------------------------------------------------                      ---------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................                     $  14,036
                                                                                                        ---------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
        OR DEPOSITED WITH CLEARING ORGANIZATIONS...................................                         5,702
                                                                                                        ---------

   SECURITIES FINANCING TRANSACTIONS
     Receivables under resale agreements...........................................                        70,764
     Receivables under securities borrowed transactions............................                        60,053
                                                                                                        ---------
                                                                                                          130,817
                                                                                                        ---------



   MARKETABLE INVESTMENT SECURITIES................................................                        72,379
                                                                                                        ---------

   TRADING ASSETS, AT FAIR VALUE
     Contractual agreements........................................................                        27,456
     Corporate debt and preferred stock............................................                        17,863
     Equities and convertible debentures...........................................                        11,849
     Mortgages, mortgage-backed, and asset-backed..................................                        13,205
     U.S. Government and agencies..................................................                        10,074
     Municipals and money markets..................................................                         3,277
     Non-U.S. governments and agencies.............................................                         5,701
                                                                                                        ---------
                                                                                                           89,425
                                                                                                        ---------

   SECURITIES PLEDGED AS COLLATERAL................................................                        11,489
                                                                                                        ---------

   SECURITIES RECEIVED AS COLLATERAL...............................................                         2,952
                                                                                                        ---------

   OTHER RECEIVABLES
     Customers (net of allowance for doubtful accounts of $69).....................                        40,344
     Brokers and dealers...........................................................                        12,520
     Interest and other............................................................                         8,421
                                                                                                        ---------
                                                                                                           61,285
                                                                                                        ---------

   INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                         3,953

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $479)..........                        21,603

   OTHER INVESTMENTS...............................................................                         6,107

   EQUIPMENT AND FACILITIES (net of accumulated depreciation and
       amortization of $4,347).....................................................                         3,069

   GOODWILL (net of accumulated amortization of $914)..............................                         3,999

   OTHER ASSETS....................................................................                         2,351
                                                                                                        ---------

   TOTAL ASSETS....................................................................                     $ 429,167
                                                                                                        =========

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

                                                                                                    EXHIBIT 99(i)
                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                          Mar. 29,
   (dollars in millions, except per share amount)                                                            2002
   -----------------------------------------------------------------------------                        ---------

   LIABILITIES

   SECURITIES FINANCING TRANSACTIONS
     Payables under repurchase agreements........................................                       $  85,516
     Payables under securities loaned transactions...............................                          10,150
                                                                                                        ---------
                                                                                                           95,666
                                                                                                        ---------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                           4,593
                                                                                                        ---------

   DEPOSITS......................................................................                          85,884
                                                                                                        ---------

   TRADING LIABILITIES, AT FAIR VALUE
     Contractual agreements......................................................                          32,138
     U.S. Government and agencies................................................                          18,860
     Equities and convertible debentures.........................................                          11,313
     Non-U.S. governments and agencies...........................................                           8,466
     Corporate debt, municipals, and preferred stock.............................                           5,123
                                                                                                        ---------
                                                                                                           75,900
                                                                                                        ---------

   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................                           2,952
                                                                                                        ---------
   OTHER PAYABLES
     Customers...................................................................                          29,693
     Brokers and dealers.........................................................                          11,096
     Interest and other..........................................................                          18,867
                                                                                                        ---------
                                                                                                           59,656
                                                                                                        ---------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                           3,691
                                                                                                        ---------

   LONG-TERM BORROWINGS..........................................................                          77,267
                                                                                                        ---------

   TOTAL LIABILITIES.............................................................                         405,609
                                                                                                        ---------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                           2,652
                                                                                                        ---------
   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued and outstanding,
      liquidation preference $10,000 per share)..................................                             425
                                                                                                        ---------

   COMMON STOCKHOLDERS' EQUITY
     Shares exchangeable into common stock.......................................                              62
     Common stock, par value $1.33 1/3 per share;
      authorized: 3,000,000,000 shares;
      issued: 971,745,911 shares.................................................                           1,295
     Paid-in capital.............................................................                           5,184
     Accumulated other comprehensive loss (net of tax)...........................                            (401)
     Retained earnings...........................................................                          16,649
                                                                                                        ---------
                                                                                                           22,789
   Less: Treasury stock, at cost:  115,699,188 shares............................                             986
         Unamortized employee stock grants.......................................                           1,322
                                                                                                        ---------
   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................                          20,481
                                                                                                        ---------
   TOTAL STOCKHOLDERS' EQUITY....................................................                          20,906
                                                                                                        ---------
   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY SUBSIDIARIES,
   AND STOCKHOLDERS' EQUITY......................................................                       $ 429,167
                                                                                                        =========
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